UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2026

NextTrip, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-38015	27-1865814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1560 Sawgrass Corporate Parkway, Suite 400, Sunrise, Florida	33323
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (505) 438-2576

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NTRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On September 9, 2026, NextTrip, Inc. (the ‘Company’) issued a press release announcing the international launch of its JOURNY TV and JOURNY Español travel entertainment channels on LG Channels, LG Electronics’ free ad-supported streaming television service. The launch expands the Company’s JOURNY TV distribution to LG Smart TV audiences across 20 international markets, consisting of JOURNY TV in 14 markets and JOURNY Español in six Spanish-speaking markets.

The expansion is part of the Company’s strategy to develop JOURNY as a global travel media and content-to-commerce platform connecting premium travel programming, advertising, audience engagement and travel planning and booking capabilities. Following the LG Channels launch, JOURNY’s broader distribution footprint spans more than a dozen major streaming and video platforms across approximately 80 countries, with an estimated potential reach of approximately 250 million viewers across its distribution ecosystem.

The Company is also developing JOURNYGO, which is intended to use Agentic AI and interactive engagement tools to help viewers move from travel-content discovery to destination exploration, itinerary development and, ultimately, travel booking.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01

The information in this Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Forward-Looking Statements

This Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to the Company or its management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report, including Exhibit 99.1 attached hereto, or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the “Commission”), reports to the stockholders of the Company and other publicly available statements issued or released by the Company, involve known and unknown risks, uncertainties and other factors which could cause the Company’s actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect the Company’s business and the accuracy of the forward-looking statements contained herein. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit Number	Description
99.1	Press Release, dated September 9, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTTRIP, INC.

Date: September 9, 2026	By:	/s/ William Kerby
	Name:	William Kerby
	Title:	Chief Executive Officer

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